Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT

AMENDMENT NO. 1, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of January 31, 2013 relating to the Credit Agreement dated as of November 28, 2012 (as heretofore amended or modified, the “Credit Agreement”) among Walter Investment Management Corp., a Maryland corporation (the “Borrower”), the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

RECITALS:

WHEREAS, the Borrower has, by notice to the Administrative Agent dated January 31, 2013 delivered pursuant to Section 2.25(a) of the Credit Agreement (the “Notice”), a copy of which notice has been delivered to the Lenders and is attached as Exhibit A hereto, requested Incremental Term Loans in an aggregate principal amount of $825,000,000.

WHEREAS, each financial institution identified on the signature pages hereto as an “Additional Lender” (each, an “Additional Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of such Incremental Term Loans and to become, if not already, a Lender for all purposes under the Credit Agreement.

WHEREAS, the Borrower has requested the Lenders to consent to certain amendments to the Credit Agreement as more fully set forth herein.

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby. For the avoidance of doubt, after the Incremental Facility Closing Date (as defined below), any references to “date hereof,” or “date of this Agreement,” in the Credit Agreement, shall continue to refer to November 28, 2012.

SECTION 2. Tranche B Incremental Term Loans. Subject to and upon the terms and conditions set forth herein, each Additional Lender party hereto severally agrees to make, on the Incremental Facility Closing Date, a single loan of term loans (each, a “Tranche B Incremental Term Loan”) in Dollars to the Borrower in an amount equal to the commitment amount set forth next to such Additional Lender’s name in Schedule 1 hereto under the caption “Tranche B Incremental Term Loan Commitment”. The gross proceeds required to be funded by each Additional Lender with respect to its Tranche B Incremental Term Loan shall be equal to 99.50% of the principal amount of such Tranche B Incremental Term Loan.

SECTION 3. Availability and Use of Proceeds. The Tranche B Incremental Term Loans shall be used solely: (i) to finance all or a portion of the purchase price for the acquisition by Green Tree Servicing LLC of mortgage servicing rights and related rights and assets from Bank of America, N.A. pursuant to a Mortgage Servicing Rights Purchase and Sale Agreement dated and effective as of January 6, 2013 (the “Green Tree Acquisition”), (ii) to finance (or to deposit $250,000,000 into an escrow account to finance) all or a portion of the purchase price for the acquisition by Walter Investment Management Corp. or any of its subsidiaries of certain assets described in the Asset Purchase Agreement, dated as of November 2, 2012 (as amended or otherwise modified from time to time), by and among Ocwen Loan Servicing LLC, and Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC ETS of Washington, Inc., EPRE LLC, GMACM Borrower LLC and RFC Borrower LLC (such acquisition the “ResCap Acquisition”), (iii) to finance other Permitted Acquisitions, in full or in part, by the Borrower or any of its Subsidiaries of assets, businesses or product lines (each, an “Other Acquisition”; together with the Green Tree Acquisition and ResCap Acquisition, collectively, the “Acquisitions” and each, an “Acquisition”), (iv) to pay fees and expenses incurred in connection with the Acquisitions, this Agreement and the transactions contemplated hereby and (v) for working capital and general corporate purposes.

SECTION 4. Deposit of Escrow Funds and Maintenance of Escrow Account. (a) If the ResCap Acquisition is not consummated on the Incremental Facility Closing Date, then $250,000,000 of the proceeds of the Tranche B Incremental Term Loans (the “Escrow Funds”) shall be deposited on the Incremental Facility Closing Date in a segregated account of the Borrower maintained with the Collateral Agent (or a depositary institution reasonably acceptable to the Administrative Agent), which account shall be subject to a control agreement in form and substance reasonably satisfactory to the Administrative Agent and which agreement shall provide that such account shall be subject to the sole dominion and control of the Collateral Agent (the “Escrow Account”). All Escrow Funds shall be held in the Escrow Account until applied in accordance with the terms hereof. For the avoidance of doubt, the Borrower (x) hereby confirms (without limiting any provisions of the Security Agreement) that the Collateral Agent has been granted, and has, a perfected security interest in the Escrow Account and any funds credited thereto (including the Escrow Funds) to secure the Obligations and (y) shall not be entitled to provide any instructions or directions as to the disposition of funds in the Escrow Account except as expressly set forth in this Agreement. All agreements related to the Escrow Funds and the Escrow Account shall be deemed to be made pursuant to Additional Security Documents for all purposes of the Credit Agreement.

(b) In the event that the Escrow Release Date (as defined below) has not occurred on or prior to March 31, 2013 (such date, the “Escrow Termination Date”) or the Borrower elects to prepay the Term Loans with the Escrow Funds prior to the Escrow Termination Date, then, on the Escrow Termination Date (or such prior date), (i) the Collateral Agent shall release the Escrow Funds to the Administrative Agent and (ii) promptly thereafter the Escrow Funds shall be applied (without any further action or consent from the Borrower or any Lender) to prepay Term Loans outstanding on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Such prepayment (x) shall be applied as if it were a mandatory prepayment required to be applied in accordance with Section 2.13(g) and 2.13(h) of the Credit Agreement, (y) shall be applied on a pro rata basis amongst the Term Loans (treating Tranche B Term Loans and the Tranche B Incremental Term Loans as a single class of Term Loans) and (z) shall be made after, and shall be in addition to, any other repayment or prepayment of such Term Loans required on such date (including pursuant to Section 2.11 of the Credit Agreement).

SECTION 5. Applicable Margin and Interest Periods. The “Applicable Margin” for each Tranche B Incremental Term Loan shall be (a) for Eurodollar Loans, 4.50% per annum and (b) for ABR Loans, 3.50% per annum. The Tranche B Incremental Term Loans shall be funded on the Incremental Facility Closing Date as Eurodollar Loans and shall have an initial Interest Period that ends on the same date as the Interest Period applicable to the Tranche B Term Loans on the Incremental Facility Closing Date.

SECTION 6. Repayment of Tranche B Incremental Term Loans; Maturity Date. (a) The Borrower shall pay to the Administrative Agent, a principal amount of the Tranche B Incremental Term Loans in accordance with clause (a)(i) of Section 2.11 of the Credit Agreement (as amended pursuant to Section 8(c) below) and, for the avoidance of doubt, commencing on the last Business Day of March, 2013.

(b) To the extent not previously paid, all Tranche B Incremental Term Loans shall be due and payable on the Tranche B Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments required pursuant to this Section 6 shall be subject to Section 2.16 of the Credit Agreement, but shall otherwise be without premium or penalty.

SECTION 7. Terms of the Tranche B Incremental Term Loans Generally. The Tranche B Incremental Term Loans shall have identical terms as the Tranche B Term Loans (including, without limitation, with respect to the maturity date, mandatory prepayments, voluntary prepayments, and prepayment fees and premium) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Tranche B Term Lenders, of the Credit Agreement and the other Credit Documents. Each reference to a “Tranche B Term Loan” or “Tranche B Term Loans” in the Credit Agreement or the other Credit Documents shall be deemed to include the Tranche B Incremental Term Loans (including, without limitation, for purposes of the definitions of “Adjusted LIBO Rate”, “All-in Yield” and “Repricing Transaction” in Section 1.01 of the Credit Agreement) and all other related terms will have correlative meanings mutatis mutandis. The Tranche B Incremental Term Loans, as Tranche B Term Loans, shall also constitute “Term Loans” for all purposes of the Credit Agreement and the other Credit Documents and “First Lien Indebtedness” for purposes of the Credit Agreement. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Tranche B Incremental Term Loans shall be considered an increase in the Tranche B Term Loans under the Credit Agreement and shall not be considered a separate tranche of Indebtedness under the Credit Agreement.

SECTION 8. Amendments to Credit Agreement. Effective on and as of the Incremental Facility Closing Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“Escrow Account” shall have the meaning assigned to such term in the Incremental Amendment.

“Escrow Funds” shall have the meaning assigned to such term in the Incremental Amendment.

“Escrow Termination Date” shall have the meaning assigned to such term in the Incremental Amendment.

“Incremental Amendment” shall mean that certain Amendment No. 1, Incremental Amendment and Joinder Agreement dated as of January 31, 2013 among the Borrower, the lenders party thereto, the Administrative Agent and the Collateral Agent.

“Incremental Facility Closing Date” shall have the meaning assigned to such term in the Incremental Amendment.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Consolidated Indebtedness”:

“Notwithstanding anything to the contrary herein, including in the definition of “Incremental Pro Forma Basis”, from the Incremental Facility Closing Date through but excluding the earlier of (i) the release of the Escrow Funds to the Borrower in accordance with the Incremental Amendment and (ii) the Escrow Termination Date, Consolidated Indebtedness as of any time shall be deemed to be reduced by an amount equal to the amount of Escrow Funds held in the Escrow Account at such time.”

(c) Section 2.11 of the Credit Agreement is hereby amended by replacing “1.25% of the aggregate principal amount of the Tranche B Term Loans made on the Closing Date” in clause (a)(i) with “$19,193,031.50”.

(d) Section 2.25 of the Credit Agreement is hereby amended by (i) replacing “2.50 to 1.00” in clause (a)(i) with “3.00 to 1.00 as of the last day of the most recently ended Calculation Period”, (ii) adding the words “as of the last day of the most recently ended Calculation Period” after “determined on an Incremental Pro Forma Basis” in clause (b)(ii)(A) and (iii) replacing “3.75:1.0 at such time” in clause (b)(ii)(B) with “4.00:1.00 as of the last day of the most recently ended Calculation Period”.

(e) Section 6.04(xx) of the Credit Agreement is hereby amended by (i) adding the words “as of the last day of the most recently ended Calculation Period” after “Section 6.09”, (ii) replacing “2.50:1.00” with “3.00:1.00 as of the last day of the most recently ended Calculation Period” and (iii) replacing “3.75:1.00” with “4.00:1.00 as of the last day of the most recently ended Calculation Period”.

(f) Section 6.01(xxvii) of the Credit Agreement is hereby amended by replacing “$35,000,000” with “$50,000,000”.

SECTION 9. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Incremental Facility Closing Date after giving effect hereto, to any extension of credit requested to be made on the Incremental Facility Closing Date and to the consummation of any Acquisition made on the Incremental Facility Closing Date as if made on and as of such date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date) (for purposes of this representation and warranty, the reference to “Closing Date” in Section 3.05(c) of the Credit Agreement shall be deemed to refer to the Incremental Facility Closing Date and such representation shall be made after giving effect to the Tranche B Incremental Term Loans made on the Incremental Facility Closing Date);

(b) no Default or Event of Default was continuing on the date of the Notice and no Default or Event of Default has occurred and is continuing on and as of the Incremental Facility Closing Date after giving effect hereto, to any extension of credit requested to be made on the Incremental Facility Closing Date and to consummation of any Acquisition made on the Incremental Facility Closing Date;

(c) each Credit Party has the power and authority to execute, deliver and perform its obligations under this Agreement and under each of the Credit Documents as amended or supplemented hereby to which it is a party, and, in the case of the Borrower, to make the borrowing contemplated hereunder, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Credit Document as amended or supplemented hereby. Each Credit Party has duly executed and delivered this Agreement, and this Agreement and each Credit Document as amended or supplemented hereby constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(d) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Incremental Facility Closing Date and which remain in full force and effect on the Incremental Facility Closing Date), or exemption or other action by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Agreement or any Credit Document as amended or supplemented hereby or the legality, validity, binding effect or enforceability of this Agreement or any such Credit Document as amended or supplemented hereby;

(e) the execution, delivery and performance of this Agreement and of the other Credit Documents as amended or supplemented hereby, the borrowings hereunder and the use of the proceeds thereof will not (i) contravene any provision of any material law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of the Credit Agreement or any material indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries;

(f) each Acquisition that constitutes an Investment constitutes or shall constitute a Permitted Acquisition under the Credit Agreement;

(g) after giving effect to the borrowing of the Tranche B Incremental Term Loans, (i) the First Lien Leverage Ratio will not exceed 3.00 to 1.00 as of the last day of the most recently ended Calculation Period, (ii) the Borrower will be, determined as of the last day of the most recently ended Calculation Period, in compliance with the financial covenants contained in Sections 6.08 and 6.09 of the Credit Agreement and (iii) the Total Leverage Ratio will not exceed 4.00:1.00 as of the last day of the most recently ended Calculation Period, in each case determined on an Incremental Pro Forma Basis; and

(h) the terms of this Agreement comply with the requirements of Section 2.25 of the Credit Agreement (as amended hereby).

SECTION 10. Conditions to the Incremental Facility Closing Date. This Agreement shall become effective as of the first date (the “Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received from the Borrower, each other Credit Party, each Additional Lender, the Required Lenders and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b) the representations and warranties set forth in Section 9 above shall be true and correct on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date;

(c) no Default or Event of Default shall have occurred and be continuing or shall result from the borrowing of the Tranche B Incremental Term Loans or the consummation of any Acquisition consummated on the Incremental Facility Closing Date;

(d) the Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and signed by an Authorized Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 9 above (including, in the case of Section 9(g), reasonably detailed calculations confirming compliance therewith) and confirming the satisfaction of the conditions in clause (c) above;

(e) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower dated the Incremental Facility Closing Date substantially in the form of Exhibit K to the Credit Agreement and in substance reasonably satisfactory to the Administrative Agent certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the borrowing of the Tranche B Incremental Term Loans, are solvent as of the Incremental Facility Closing Date;

(f) the Green Tree Acquisition shall be consummated substantially concurrently with the borrowing of the Tranche B Incremental Term Loans;

(g) if the ResCap Acquisition shall not have been consummated on the Closing Date, then arrangements satisfactory to the Administrative Agent shall have been made for the deposit of the Escrow Funds into the Escrow Account;

(h) any fees and expenses owing by the Borrower in connection herewith (including fees and expenses of any “Engagement Party” referred to in the Engagement Letter entered into in connection herewith and of counsel thereto) shall have been paid in full;

(i) the Administrative Agent shall have received such certificates, resolutions or other documents of the Credit Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Credit Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Credit Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(j) the Administrative Agent shall have received a written opinion of (i) Simpson Thacher & Bartlett LLP, counsel to the Credit Parties, (ii) Stuart Boyd, the Vice President, General Counsel and Secretary of the Borrower, (iii) Venable LLP, Maryland counsel to the Credit Parties, (iv) Dorsey & Whitney LLP, Minnesota counsel to the Borrower, and (v) Porter Hedges LLP, Texas counsel to the Borrower, each dated the Incremental Facility Closing Date and in form and substance reasonably satisfactory to the Administrative Agent; the Borrower hereby requests such counsel to deliver such opinions;

(k) the Administrative Agent shall have received, sufficiently in advance of the Incremental Facility Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act; and

(l) the Administrative Agent shall have received a Notice of Borrowing with respect to the Tranche B Incremental Term Loans meeting the requirements of Section 2.03 of the Credit Agreement.

The Administrative Agent hereby consents to the Tranche B Incremental Term Loans being extended on the Incremental Facility Closing Date notwithstanding that the Notice provides for a shorter notice than that required pursuant to Section 2.25(a) of the Credit Agreement for the effectiveness of the Tranche B Incremental Term Loans.

SECTION 11. Conditions to the Escrow Release Date. The Escrow Funds shall be released by the Collateral Agent to the Borrower as of the first date (the “Escrow Release Date”) when each of the following conditions (the “Escrow Release Conditions”) shall have been satisfied (or will be satisfied substantially concurrently with such release):

(a) the ResCap Acquisition shall be consummated substantially concurrently with the release of the Escrow Funds and the Escrow Funds shall be applied to pay a portion of the consideration for the ResCap Acquisition or fees and expenses in connection therewith;

(b) the Escrow Release Date shall have occurred on or prior to the Escrow Termination Date;

(c) no Default or Event of Default shall have occurred and be continuing or shall result from the release of the Escrow Funds or the consummation of the ResCap Acquisition; and

(d) the Administrative Agent shall have received a certificate, dated the Escrow Release Date and signed by an Authorized Officer of the Borrower, confirming that the ResCap Acquisition, to the extent constituting an Investment, is a Permitted Acquisition and the satisfaction of the conditions in clauses (a) through (c) above.

The Administrative Agent and the Collateral Agent shall each be entitled to rely on the certificate described in Section 11(d) and are hereby authorized to release the Escrow Funds to the Borrower on the Escrow Release Date upon receipt of such certificate.

SECTION 12. Acknowledgment of Additional Lenders. Each Additional Lender expressly acknowledges that neither any of the Agents, nor any Engagement Party (as defined in the Engagement Letter entered into in connection herewith), nor any of their Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent or Engagement Party hereafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent or any Engagement Party to any Additional Lender. Each Additional Lender represents to the Agents and the Engagement Parties that it has, independently and without reliance upon any Agent, Engagement Party or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to provide its Tranche B Incremental Term Loans hereunder and enter into this Agreement and become a Lender under the Credit Agreement. Each Additional Lender also represents that it will, independently and without reliance upon any Agent, Engagement Party or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Each Additional Lender hereby (a) confirms that it has received a copy of the Credit Agreement and each other Credit Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Agreement, (b) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, (c) irrevocably designates and appoints the Agents as the agents of such Additional Lender under the Credit Agreement and the other Credit Documents, and each Additional Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto and (d) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent prior to the date hereof.

SECTION 13. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 14. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (a) the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Tranche B Incremental Term Loans contemplated by this Agreement) and the other Credit Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Subsidiaries Guaranty, Security Documents and the other Credit Documents, (ii) constitute “Obligations”, “Secured Obligations” and “Guaranteed Obligations” or other similar term for purposes of the Credit Agreement, the Security Agreement and all other Credit Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Subsidiaries Guaranty, the Security Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Additional Lender shall be a “Secured Party”, a “Secured Creditor” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Credit Documents. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 15. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

SECTION 16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17. Miscellaneous. This Agreement shall constitute an Additional Credit Extension Amendment and Credit Document for all purposes of the Credit Agreement and the other Credit Documents. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Borrower and the Administrative Agent hereby consent to each Additional Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Incremental Facility Closing Date. In addition, the Borrower hereby consents to the assignment by any Additional Lender of all or a portion of its Tranche B Incremental Term Loans to any bank, financial institution or other investor identified by any Engagement Party in writing to the Borrower on or prior to January 31, 2013.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP., as Borrower

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

BEST INSURORS, INC.

By:	/s/ Kimberly A. Perez
Name: Kimberly A. Perez
Title: Vice President and Treasurer

GREEN TREE ASSET ACQUISITION LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE CL LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE CONSUMER DISCOUNT COMPANY

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE CREDIT LLC

By:	/s/ Brian F. Corey
Name: Brian F. Corey
Title: Senior Vice President and Secretary

GREEN TREE CREDIT SOLUTIONS LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE HE/HI CORP.

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE HE/HI LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY OF NEVADA, INC.

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY INC.

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE INVESTMENT HOLDINGS II LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE INVESTMENT HOLDINGS III LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE INVESTMENT MANAGEMENT LLC

By:	/s/ Jeffrey A. Hilligoss
Name: Jeffrey A. Hilligoss
Title: President

GREEN TREE LICENSING LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE LOAN COMPANY

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE MH CORP.

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE MH LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE SERVERTIS ACQUISITION LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE SERVERTIS GP LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE SERVICING CORP.

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE SERVICING LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

GREEN TREE LOAN ACQUISITION II LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

LANDMARK ASSET RECEIVABLES MANAGEMENT LLC

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

WALTER INVESTMENT HOLDING COMPANY, LLC

By:	/s/ Kimberly A. Perez
Name: Kimberly A. Perez
Title: Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

MORTGAGE ASSET SYSTEMS, LLC

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

REO MANAGEMENT SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

SPECIALTY SERVICING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

REO LEASING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

CENTRAL ASSET REVIEW, LLC

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

MORTGAGE CONSULTANTS OF AMERICA CORPORATION, INC.

By:	/s/ H. Marc Helm
Name: H. Marc Helm
Title: Vice President

REVERSE MORTGAGE SOLUTIONS, INC.

By:	/s/ Jeanetta Brown
Name: Jeanetta Brown
Title: Vice President

INCREMENTAL AMENDMENT SIGNATURE PAGE

WALTER REVERSE ACQUISITION LLC

By:	/s/ Stuart D. Boyd
Name: Stuart D. Boyd
Title: Secretary

WALTER INVESTMENT PROPERTIES, LLC

By:	/s/ Kimberly A. Perez
Name: Kimberly A. Perez
Title: Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

INCREMENTAL AMENDMENT SIGNATURE PAGE

ADDITIONAL LENDERS CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Additional Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

INCREMENTAL AMENDMENT SIGNATURE PAGE

[LENDER SIGNATURE PAGES]

INCREMENTAL AMENDMENT SIGNATURE PAGE

SCHEDULE 1

Name of Additional Lender	Tranche B Incremental Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$825,000,000
Total:	$825,000,000

EXHIBIT A

Notice Requesting Incremental Term Loans

[SEE ATTACHED]